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                                                                      Exhibit 10

                         KENILWORTH SYSTEMS CORPORATION
                      PERFORMANCE AND EQUITY INCENTIVE PLAN

ICORPORATED BY REFERENCE
ANNUAL REPORT ON FORM 10-K DECEMBER 31, 2000
AND PROXY MATERIAL
SHAREHOLDERS MEETING AUGUST 13, 2001